Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Jan. 31, 2024	Oct. 31, 2023	Jan. 31, 2023
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 212	$ 115	$ 75
Bifurcated embedded derivative liabilities	174	111	344
Other liabilities designated at FVTPL	$ 13	$ 16	$ 9